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                                                                    EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LTWC Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Paul A. Goldman, Chief Executive Officer of the Company, and Marc E. Landy, as Chief Financial Officer, of the Company each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 19, 2002



By: /s/ Paul A. Goldman
   -------------------------------------------
       Paul A. Goldman
       President and Chief Executive Officer

By: /s/ Marc E. Landy
   -------------------------------------------
      Marc E. Landy
      Executive Vice President, Chief Financial
         Officer, Secretary and Treasurer